American Century Variable Portfolios, Inc. Prospectus Supplement VP VistaSM Fund
Supplement dated September 11, 2009 ¡ Prospectus dated May 1, 2009

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio manager on the investment team who is primarily responsible for the day-to-day management of the fund is identified below.

Bradley J. Eixmann

Mr. Eixmann, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2002 as an investment analyst. He became a Portfolio Manager in 2007. He has a bachelor’s degree in managerial studies and economics from Rice University and an MBA in finance from the University of Texas. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio manager, the structure of his compensation, and his ownership of fund securities.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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